    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 13, 1999


                                                      REGISTRATION NO. 333-69931

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------


                                AMENDMENT NO. 1


                                       TO

                                    FORM S-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         ------------------------------

                              REGAL CINEMAS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           TENNESSEE                         7830                         62-1412720
(State or Other Jurisdiction of (Primary Standard Industrial (I.R.S. Employer Identification No.)
Incorporation or Organization)   Classification Code Number)

                                                            MICHAEL L. CAMPBELL
                                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                                            REGAL CINEMAS, INC.
          7132 COMMERCIAL PARK DRIVE                     7132 COMMERCIAL PARK DRIVE
          KNOXVILLE, TENNESSEE 37918                     KNOXVILLE, TENNESSEE 37918
                (423) 922-1123                                 (423) 922-1123
 (Address, Including Zip Code, and Telephone      (Name, Address, Including Zip Code, and
                    Number,                                  Telephone Number,
Including Area Code, of Registrants' Principal   Including Area Code, of Agent For Service)
               Executive Office)

                                With a copy to:
                               JEREMY W. DICKENS
                           WEIL, GOTSHAL & MANGES LLP
                         100 CRESCENT COURT, SUITE 1300
                              DALLAS, TEXAS 75201
                                 (214) 746-7700

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is a compliance with General Instruction G, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _______

     If this form is a post-effective amendment filed pursuant to the Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _______
                         ------------------------------

                        CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                                       PROPOSED          PROPOSED MAXIMUM
   TITLE OF EACH CLASS OF        AMOUNT TO BE      MAXIMUM OFFERING         AGGREGATE              AMOUNT OF
 SECURITIES TO BE REGISTERED      REGISTERED        PRICE PER UNIT      OFFERING PRICE(1)     REGISTRATION FEE(2)
-------------------------------------------------------------------------------------------------------------------
9 1/2% Senior Subordinated
  Notes due 2008.............    $200,000,000            100%              $200,000,000             $55,600
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee.
(2) Calculated in accordance with Rule 457(f) under the Securities Act of 1933, as amended.

                         ------------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Tennessee Business Corporation Act ("TBCA") provides that a corporation may indemnify any of its directors and officers against liability incurred in connection with a proceeding if (i) the director or officer acted in good faith,
(ii) in the case of conduct in his or her official capacity with the corporation, the director or officer reasonably believed such conduct was in the corporation's best interests, (iii) in all other cases, the director or officer reasonably believed that his or her conduct was not opposed to the best interest of the corporation, and (iv) in connection with any criminal proceeding, the director or officer had no reasonable cause to believe that his or her conduct was unlawful. In actions brought by or in the right of the corporation, however, the TBCA provides that no indemnification may be made if the director or officer was adjudged to be liable to the corporation. In cases where the director or officer is wholly successful, on the merits or otherwise, in the defense of any proceeding instigated because of his or her status as an officer or director of a corporation, the TBCA mandates that the corporation indemnify the director or officer against reasonable expenses incurred in the proceeding. The TBCA also provides that in connection with any proceeding charging improper personal benefit to an officer or director, no indemnification may be made if such officer or director is adjudged liable on the basis that personal benefit was improperly received. Notwithstanding the foregoing, the TBCA provides that a court of competent jurisdiction, upon application, may order that an officer or director be indemnified if, in consideration of all relevant circumstances, the court determines that such individual is fairly and reasonably entitled to indemnification, whether or not the standard of conduct set forth above was met or was adjudged liable, provided that if such officer or director was adjudged liable, indemnification is limited to reasonable expenses.

     Article 8 of the Amended and Restated Charter (the "Charter") of the Company and its Restated Bylaws provide that the Company shall indemnify against liability, and advance expenses to, any present or former director or officer of the Company to the fullest extent allowed by the TBCA, as amended from time to time, or any subsequent law, rule or regulation adopted in lieu thereof. Additionally, the Charter provides that no director of the Company shall be personally liable to the Company or any of its shareholders for monetary damages for breach of any fiduciary duty except for liability arising from (i) any breach of a director's duty of loyalty to the Company or its shareholders, (ii) acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) any unlawful distributions or (iv) receiving any improper personal benefit. The Company has entered into indemnification agreements with certain of the Company's directors and executive officers.

     Directors' and officers' liability insurance has also been obtained by the Company, the effect of which is to indemnify certain directors and officers of the Company against certain damages and expenses because of certain claims made against them caused by their negligent act, error or omission.

     The above discussion of the Charter and Bylaws of the Company and the TBCA is not intended to be exhaustive and is qualified in its entirety by reference thereto.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person thereof in the successful defense of any action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     (a) Exhibits:


        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
          2.1            -- Agreement and Plan of Merger, dated as of January 19,
                            1998, by and among Regal Cinemas, Inc., Screen
                            Acquisition Corp. and Monarch Acquisition Corp.(1)
          2.2            -- Agreement and Plan of Merger, dated as of August 20,
                            1998, by and among Regal Cinemas, Inc., Knoxville
                            Acquisition Corp. and Act III Cinemas, Inc.(2)
          3.1            -- Amended and Restated Charter of the Registrant.(3)
          3.2            -- Restated Bylaws of the Registrant.(4)
          4.1            -- Specimen Common Stock certificate.(4)
          4.2            -- Article 5 of the Registrant's Amended and Restated
                            Charter (included in the Amended and Restated Charter
                            filed as Exhibit 3.1 hereto).
          4.3            -- Indenture, dated as of May 27, 1998, by and between Regal
                            Cinemas, Inc. and IBJ Whitehall Bank & Trust Company
                            (formerly IBJ Schroder Bank & Trust Company).(5)
          4.4            -- Form of Regal Cinemas, Inc. 9 1/2% Senior Subordinated
                            Note due June 1, 2008 (contained in Indenture filed as
                            Exhibit 4.3 hereto).
          4.5            -- Indenture, dated as of December 16, 1998, by and between
                            Regal Cinemas, Inc. and IBJ Whitehall Bank & Trust
                            Company (formerly IBJ Schroder Bank & Trust Company).(6)
          4.6            -- Form of Regal Cinemas, Inc. 8 7/8% Senior Subordinated
                            Debenture due December 15, 2010 (contained in the
                            Indenture filed as Exhibit 4.5 hereto).
          5              -- Opinion of Weil, Gotshal & Manges LLP.+
         10.1            -- Employment Agreement, dated as of May 27, 1998, by and
                            between Regal Cinemas, Inc. and Michael L. Campbell.(5)
         10.2            -- Employment Agreement, dated as of May 27, 1998, by and
                            between Regal Cinemas, Inc. and Gregory W. Dunn.(5)

        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
         10.3            -- Credit Agreement, dated as of May 27, 1998, by and
                            between Regal Cinemas, Inc., its subsidiaries and the
                            lenders named therein.(5)
         10.3-1          -- First Amendment, dated as of August 26, 1998, by and
                            between Regal Cinemas, Inc., its subsidiaries and the
                            lenders named therein.(3)
         10.3-2          -- Second Amendment, dated as of December 30, 1998, by and between Regal Cinemas, Inc., its subsidiaries and the
                            lenders named therein.+
         10.4            -- Agreement and Plan of Merger, dated as of June 11, 1997, by and among Regal Cinemas, Inc., Regal Acquisition
                            Corporation, RAC Corporation, RAC Finance Corp., Cobb
                            Theatres, L.L.C., R.C. Cobb, Inc., Cobb Theatres II,
                            Inc., Cobb Finance Corp. and Tricob Partnership.(7)
         10.5            -- Agreement and Waiver, dated as of July 31, 1997, by and among Regal Cinemas, Inc., Regal Acquisition Corporation,
                            RAC Corporation, RAC Finance Corp., Cobb Theatres,
                            L.L.C., R.C. Cobb, Inc., Cobb Theatres II, Inc., Cobb
                            Finance Corp. and Tricob Partnership.(8)
         10.6            -- 1993 Employee Stock Incentive Plan.(4)
         10.7            -- Regal Cinemas, Inc. Participant Stock Option Plan.(4)
         10.8            -- Regal Cinemas, Inc. Employee Stock Option Plan.(4)
         10.9            -- 1998 Stock Purchase and Option Plan for Key Employees of
                            Regal Cinemas, Inc.(9)
         10.10           -- Form of Management Stockholder's Agreement.(9)
         10.11           -- Form of Non-Qualified Stock Option Agreement.(9)
         10.12           -- Form of Sale Participation Agreement.(9)
         10.13           -- Form of Registration Rights Agreement.(9)
         10.14           -- Stockholders' Agreement, dated as of May 27, 1998, by and among Regal Cinemas, Inc., KKR 1996 Fund, L.P., KKR
                            Partners II, L.P. and Regal Equity Partners, L.P.(3)
         10.15           -- Stockholders' and Registration Rights Agreement, dated as of May 27, 1998, by and among Regal Cinemas, Inc., KKR
                            1996 Fund, L.P., KKR Partners II, L.P., Regal Equity
                            Partners, L.P. and the DLJ signatories thereto.(3)
         10.16           -- Placement Agreement, dated as of November 4, 1998, by and between Regal Cinemas, Inc. and Morgan Stanley & Co.
                            Incorporated.*
         10.17           -- Registration Rights Agreement, dated as of November 10,
                            1998, by and between Regal Cinemas, Inc. and Morgan
                            Stanley & Co. Incorporated.*
         10.18           -- Placement Agreement, dated as of December 9, 1998, by and among Regal Cinemas, Inc., Morgan Stanley & Co.
                            Incorporated and Donaldson, Lufkin & Jenrette Securities
                            Corporation.(6)
         10.19           -- Registration Rights Agreement, dated as of December 16,
                            1998, by and among Regal Cinemas, Inc., Morgan Stanley &
                            Co. Incorporated and Donaldson, Lufkin & Jenrette
                            Securities Corporation.(6)

        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
         12              -- Statement regarding computation of ratio of earnings to fixed charges.*
         16.1            -- Letter from PricewaterhouseCoopers LLP.(10)
         16.2            -- Letter from PricewaterhouseCoopers LLP.(11)
         21              -- Subsidiaries.(3)
         23.1            -- Consent of Weil, Gotshal & Manges LLP (included in the
                            opinion filed as Exhibit 5 hereto).
         23.2            -- Consent of Deloitte & Touche LLP.*
         23.3            -- Consent of PricewaterhouseCoopers LLP (Portland,
                            Oregon).*
         23.4            -- Consent of PricewaterhouseCoopers LLP (Knoxville,
                            Tennessee).*
         23.5            -- Consent of Ernst & Young LLP.*
         24              -- Powers of Attorney of directors and executive officers of the Registrant (included on signature pages).
         25.1            -- Statement of Eligibility and Qualification of IBJ
                            Whitehall Bank & Trust Company (formerly IBJ Schroder
                            Bank & Trust Company), as Trustee, under the Indenture
                            listed as Exhibit 4.3 hereto on Form T-1.(3)
         25.2            -- Statement of Eligibility and Qualification of IBJ
                            Whitehall Bank & Trust Company (formerly IBJ Schroder
                            Bank & Trust Company), as Trustee, under the Indenture
                            listed as Exhibit 4.5 hereto on Form T-1.(6)
         27              -- Financial Data Schedule (for SEC use only).*
         99.1            -- Form of Letter of Transmittal.+
         99.2            -- Form of Notice of Guaranteed Delivery.+


-------------------------


  *  Previously filed.



  +  Filed herewith.


 (1) Incorporated by reference to the Registrant's Current Report on Form 8-K dated January 20, 1998.

 (2) Incorporated by reference to the Registrant's Current Report on Form 8-K dated September 1, 1998.

 (3) Incorporated by reference to the Registrant's Registration Statement on Form S-4, Registration No. 333-64399.

 (4) Incorporated by reference to the Registrant's Registration Statement on Form S-1, Registration No. 33-62868.

 (5) Incorporated by reference to the Registrant's Quarterly Report on Form 10-Q for the quarter ended July 2, 1998.


 (6) Incorporated by reference to the Registrant's Registration Statement on Form S-4, Registration No. 333-69943.


 (7) Incorporated by reference to Cobb Theatres, L.L.C.'s Quarterly Report on Form 10-Q for the quarter ended May 31, 1997.

 (8) Incorporated by reference to the Registrant's Current Report on Form 8-K dated August 14, 1997.

 (9) Incorporated by reference to the Registrant's Registration Statement on Form S-8, Registration No. 333-52943.

(10) Incorporated by reference to the Registrant's Current Report on Form 8-K/A dated September 16, 1998.

(11) Incorporated by reference to the Registrant's Current Report on Form 8-K/A dated September 23, 1998.

ITEM 22. UNDERTAKINGS.

     (a) The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

        (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

        (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

        (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (4) The undersigned Registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on January 13, 1999.


                                       REGAL CINEMAS, INC.

                                       By:      /s/ MICHAEL L. CAMPBELL
                                          --------------------------------------
                                                   Michael L. Campbell
                                          President and Chief Executive Officer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 1 HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.



                SIGNATURE                             TITLE                   DATE
                ---------                             -----                   ----

         /s/ MICHAEL L. CAMPBELL            President, Chief Executive   January 13, 1999
------------------------------------------     Officer and Director
           Michael L. Campbell                 (Principal Executive
                                                     Officer)

            /s/ D. MARK MONROE                   Vice President,         January 13, 1999
------------------------------------------    Acting Chief Financial
              D. Mark Monroe                  Officer and Treasurer
                                             (Principal Financial and
                                               Accounting Officer)

                    *                                Director            January 13, 1999
------------------------------------------
              David Deniger

                    *                                Director            January 13, 1999
------------------------------------------
             Thomas O. Hicks

                    *                                Director            January 13, 1999
------------------------------------------
             Henry R. Kravis

                    *                                Director            January 13, 1999
------------------------------------------
            Michael J. Levitt

                    *                                Director            January 13, 1999
------------------------------------------
               John R. Muse

                    *                                Director            January 13, 1999
------------------------------------------
           Alexander Navab, Jr.

                    *                                Director            January 13, 1999
------------------------------------------
            Clifton S. Robbins

                    *                                Director            January 13, 1999
------------------------------------------
            George R. Roberts

       *By: /s/ MICHAEL L. CAMPBELL
------------------------------------------
           Michael L. Campbell
             Attorney-in-Fact

                               INDEX TO EXHIBITS


        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
          2.1            -- Agreement and Plan of Merger, dated as of January 19,
                            1998, by and among Regal Cinemas, Inc., Screen
                            Acquisition Corp. and Monarch Acquisition Corp.(1)
          2.2            -- Agreement and Plan of Merger, dated as of August 20,
                            1998, by and among Regal Cinemas, Inc., Knoxville
                            Acquisition Corp. and Act III Cinemas, Inc.(2)
          3.1            -- Amended and Restated Charter of the Registrant.(3)
          3.2            -- Restated Bylaws of the Registrant.(4)
          4.1            -- Specimen Common Stock certificate.(4)
          4.2            -- Article 5 of the Registrant's Amended and Restated
                            Charter (included in the Amended and Restated Charter
                            filed as Exhibit 3.1 hereto).
          4.3            -- Indenture, dated as of May 27, 1998, by and between Regal
                            Cinemas, Inc. and IBJ Whitehall Bank & Trust Company
                            (formerly IBJ Schroder Bank & Trust Company).(5)
          4.4            -- Form of Regal Cinemas, Inc. 9 1/2% Senior Subordinated
                            Note due June 1, 2008 (contained in Indenture filed as
                            Exhibit 4.3 hereto).
          4.5            -- Indenture, dated as of December 16, 1998, by and between
                            Regal Cinemas, Inc. and IBJ Whitehall Bank & Trust
                            Company (formerly IBJ Schroder Bank & Trust Company).(6)
          4.6            -- Form of Regal Cinemas, Inc. 8 7/8% Senior Subordinated
                            Debenture due December 15, 2010 (contained in the
                            Indenture filed as Exhibit 4.5 hereto).
          5              -- Opinion of Weil, Gotshal & Manges LLP.+
         10.1            -- Employment Agreement, dated as of May 27, 1998, by and
                            between Regal Cinemas, Inc. and Michael L. Campbell.(5)
         10.2            -- Employment Agreement, dated as of May 27, 1998, by and
                            between Regal Cinemas, Inc. and Gregory W. Dunn.(5)
         10.3            -- Credit Agreement, dated as of May 27, 1998, by and
                            between Regal Cinemas, Inc., its subsidiaries and the
                            lenders named therein.(5)
         10.3-1          -- First Amendment, dated as of August 26, 1998, by and
                            between Regal Cinemas, Inc., its subsidiaries and the
                            lenders named therein.(3)
         10.3-2          -- Second Amendment, dated as of December 30, 1998, by and between Regal Cinemas, Inc., its subsidiaries and the
                            lenders named therein.+
         10.4            -- Agreement and Plan of Merger, dated as of June 11, 1997, by and among Regal Cinemas, Inc., Regal Acquisition
                            Corporation, RAC Corporation, RAC Finance Corp., Cobb
                            Theatres, L.L.C., R.C. Cobb, Inc., Cobb Theatres II,
                            Inc., Cobb Finance Corp. and Tricob Partnership.(7)

        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
         10.5            -- Agreement and Waiver, dated as of July 31, 1997, by and among Regal Cinemas, Inc., Regal Acquisition Corporation,
                            RAC Corporation, RAC Finance Corp., Cobb Theatres,
                            L.L.C., R.C. Cobb, Inc., Cobb Theatres II, Inc., Cobb
                            Finance Corp. and Tricob Partnership.(8)
         10.6            -- 1993 Employee Stock Incentive Plan.(4)
         10.7            -- Regal Cinemas, Inc. Participant Stock Option Plan.(4)
         10.8            -- Regal Cinemas, Inc. Employee Stock Option Plan.(4)
         10.9            -- 1998 Stock Purchase and Option Plan for Key Employees of
                            Regal Cinemas, Inc.(9)
         10.10           -- Form of Management Stockholder's Agreement.(9)
         10.11           -- Form of Non-Qualified Stock Option Agreement.(9)
         10.12           -- Form of Sale Participation Agreement.(9)
         10.13           -- Form of Registration Rights Agreement.(9)
         10.14           -- Stockholders' Agreement, dated as of May 27, 1998, by and among Regal Cinemas, Inc., KKR 1996 Fund, L.P., KKR
                            Partners II, L.P. and Regal Equity Partners, L.P.(3)
         10.15           -- Stockholders' and Registration Rights Agreement, dated as of May 27, 1998, by and among Regal Cinemas, Inc., KKR
                            1996 Fund, L.P., KKR Partners II, L.P., Regal Equity
                            Partners, L.P. and the DLJ signatories thereto.(3)
         10.16           -- Placement Agreement, dated as of November 4, 1998, by and between Regal Cinemas, Inc. and Morgan Stanley & Co.
                            Incorporated.*
         10.17           -- Registration Rights Agreement, dated as of November 10,
                            1998, by and between Regal Cinemas, Inc. and Morgan
                            Stanley & Co. Incorporated.*
         10.18           -- Placement Agreement, dated as of December 9, 1998, by and among Regal Cinemas, Inc., Morgan Stanley & Co.
                            Incorporated and Donaldson, Lufkin & Jenrette Securities
                            Corporation.(6)
         10.19           -- Registration Rights Agreement, dated as of December 16,
                            1998, by and among Regal Cinemas, Inc., Morgan Stanley &
                            Co. Incorporated and Donaldson, Lufkin & Jenrette
                            Securities Corporation.(6)
         12              -- Statement regarding computation of ratio of earnings to fixed charges.*
         16.1            -- Letter from PricewaterhouseCoopers LLP.(10)
         16.2            -- Letter from PricewaterhouseCoopers LLP.(11)
         21              -- Subsidiaries.(3)
         23.1            -- Consent of Weil, Gotshal & Manges LLP (included in the
                            opinion filed as Exhibit 5 hereto).
         23.2            -- Consent of Deloitte & Touche LLP.*
         23.3            -- Consent of PricewaterhouseCoopers LLP (Portland,
                            Oregon).*
         23.4            -- Consent of PricewaterhouseCoopers LLP (Knoxville,
                            Tennessee).*
         23.5            -- Consent of Ernst & Young LLP.*

        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
         24              -- Powers of Attorney of directors and executive officers of the Registrant (included on signature pages).
         25.1            -- Statement of Eligibility and Qualification of IBJ
                            Whitehall Bank & Trust Company (formerly IBJ Schroder
                            Bank & Trust Company), as Trustee, under the Indenture
                            listed as Exhibit 4.3 hereto on Form T-1.(3)
         25.2            -- Statement of Eligibility and Qualification of IBJ
                            Whitehall Bank & Trust Company (formerly IBJ Schroder
                            Bank & Trust Company), as Trustee, under the Indenture
                            listed as Exhibit 4.5 hereto on Form T-1.(6)
         27              -- Financial Data Schedule (for SEC use only).*
         99.1            -- Form of Letter of Transmittal.+
         99.2            -- Form of Notice of Guaranteed Delivery.+


-------------------------


  *  Previously filed.



  +  Filed herewith.


 (1) Incorporated by reference to the Registrant's Current Report on Form 8-K dated January 20, 1998.

 (2) Incorporated by reference to the Registrant's Current Report on Form 8-K dated September 1, 1998.

 (3) Incorporated by reference to the Registrant's Registration Statement on Form S-4, Registration No. 333-64399.

 (4) Incorporated by reference to the Registrant's Registration Statement on Form S-1, Registration No. 33-62868.

 (5) Incorporated by reference to the Registrant's Quarterly Report on Form 10-Q for the quarter ended July 2, 1998.


 (6) Incorporated by reference to the Registrant's Registration Statement on Form S-4, Registration No. 333-69943.


 (7) Incorporated by reference to Cobb Theatres, L.L.C.'s Quarterly Report on Form 10-Q for the quarter ended May 31, 1997.

 (8) Incorporated by reference to the Registrant's Current Report on Form 8-K dated August 14, 1997.

 (9) Incorporated by reference to the Registrant's Registration Statement on Form S-8, Registration No. 333-52943.

(10) Incorporated by reference to the Registrant's Current Report on Form 8-K/A dated September 16, 1998.

(11) Incorporated by reference to the Registrant's Current Report on Form 8-K/A dated September 23, 1998.